UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2024

TRxADE HEALTH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39199	46-3673928
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2420 Brunello Trace

Lutz, Florida 33558

(Address of Principal Executive Offices)

(800) 261-0281

(Registrant’s Telephone Number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	MEDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On July 29, 2022, TRxADE Health, Inc. (the “Company”) received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it was not in compliance with the minimum $2,500,000 stockholders’ equity requirement for continued listing on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(1) (the “Rule”). The Company subsequently regained compliance with the Rule and has been subject to a mandatory “Panel Monitor” pursuant to Nasdaq Listing Rule 5815(d)(4) to monitor the Company’s ongoing compliance with the Rule through August 30, 2024.

On May 15, 2024, the Company filed with the Securities and Exchange Commission a Notification of Late Filing on Form 12b-25 reporting that it required additional time to complete its Quarterly Report on Form 10-Q for the period ending March 31, 2024 (the “Form 10-Q”). The Company has been unable to file its Form 10-Q and additional time is still needed for the Company to complete the Form 10-Q. While the Company can provide no assurances as to timing, the Company is working diligently and plans to file the Form 10-Q as soon as practicable to regain compliance with Nasdaq Listing Rule 5250(c)(1) which requires listed companies to timely submit periodic financial reports with the Securities and Exchange Commission.

As previously reported, during the period ending March 31, 2024, the Company received proceeds from the sale of substantially all of the assets of Trxade, Inc. Based on the Company’s preliminary financial and operational results as of March 31, 2024, as a result of the proceeds from the Trxade, Inc. transaction, together with other assets on the Company’s balance sheet, as of March 31, 2024 (and as of the date of this Current Report on Form 8-K), the Company believes its stockholders’ equity exceeds $2,500,000 and that it is in compliance with the minimum $2,500,000 stockholders’ equity requirement for continued listing on The Nasdaq Capital Market.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRxADE HEALTH, INC.

	By:	/s/ Surendra Ajjarapu
Surendra Ajjarapu
Chief Executive Officer
Date: May 23, 2024